Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 8, 2002, among COORSTEK, INC., a Delaware corporation (“Borrower”), Required Lenders under the Credit Agreement described below, BANK OF AMERICA, N.A., in its capacity as Agent for the Lenders under the Credit Agreement (“Agent”), and Guarantors under the Credit Agreement (hereinafter defined).

Reference is made to the Credit Agreement, dated as of December 21, 2001 (as amended to date, the “Credit Agreement”), among Borrower, Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section references herein are to Sections in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

RECITALS

A.    Borrower has requested that Lenders agree to amend (i) the capital expenditure limitation for Fiscal Year 2001 and (ii) the minimum Tangible Net Worth covenant.

B.    Subject to the terms and conditions of this Amendment, Required Lenders are willing to agree to such amendments.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1.    Amendment.

1.1    Section 7.22 is deleted in its entirety and the following is substituted therefor:

“7.22     Capital Expenditures.    The Companies shall not make or incur any Capital Expenditure during Fiscal Year 2001, if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Companies on a consolidated basis during Fiscal Year 2001 would exceed $26,000,000. For any Fiscal Year after 2001, the Companies shall not make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Companies on a consolidated basis would exceed $25,000,000 during any such Fiscal Year; provided that the Capital Expenditures for any such Fiscal Year may be increased by an amount equal to the Capital Expenditures approved by the Agent in its sole discretion after receipt from the Borrower of a budget detailing proposed Capital Expenditures and other financial information that the Agent may request, but in no event shall the Capital Expenditures in any such Fiscal Year exceed $40,000,000.

1.2    Section 7.23 is amended by deleting each reference to “$120,000,000” in such Section and substituting the amount “$100,000,000” therefor.

Paragraph 3.    Effective Date.    Notwithstanding any contrary provision, this Amendment is not effective until the date upon which Administrative Agent receives counterparts of this Amendment executed by Borrower, Guarantors, and Required Lenders. On the Business Day upon which the preceding conditions precedent are satisfied, this Amendment shall be deemed effective as of December 21, 2001 (the “Effective Date”).

Paragraph 4.    Acknowledgment and Ratification.    As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents shall remain in full force and effect, and all Liens, guaranties, and Rights thereunder are hereby ratified and confirmed.

Paragraph 5.    Representations.    As a material inducement to Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Potential Default or Default exists.

Paragraph 6.    Expenses.    Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

Paragraph 7.    Miscellaneous.

7.1    This Amendment is a “Loan Document” referred to in the Credit Agreement, and the provisions relating to Loan Documents in Article 13 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

7.1    The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Credit Agreement” shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lenders under any Loan Document, nor constitute a waiver under any of the Loan Documents.

Paragraph 8.    Entire Agreement.    THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9.    Parties.    This Amendment binds and inures to Borrower, Guarantors, Administrative Agent, Lenders, and their respective successors and assigns.

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First Amendment

The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

First Amendment

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Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

AGENT:

BANK OF AMERICA, N.A., as Agent and a Lender

By:	/s/ M .R. Williamson
Michael R. Williamson Senior Vice President

Signature Page

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

BORROWER:

COORSTEK, INC.

By:	/s/ Kristin Jacobs
Kristin Jacobs, Assistant Treasurer

Signature Page

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first stated above, among CoorsTek, Inc., as Borrower, Bank of America, N.A., in its capacity as Agent, Required Lenders, and Guarantors.

GUARANTORS:

ALUMINA CERAMICS, INC., as Guarantor
COORS CERAMICON DESIGNS, LTD., as Guarantor
COORS TECHNICAL CERAMICS COMPANY, as Guarantor
COORS WEAR PRODUCTS, INC., as Guarantor
EDWARDS ENTERPRISES, as Guarantor
WILBANKS INTERNATIONAL, INC., as Guarantor
COORSTEK WORLDWIDE SALES, INC., as Guarantor
COORSTEK TEXAS HOLDING COMPANY, as Guarantor

By:	/s/ Kristin Jacobs
Kristin Jacobs, Assistant Treasurer

COORSTEK AUSTIN, L.P.,
as Guarantor

By:	Coors Technical Ceramics Company, its
General Partner

By:	/s/ Kristin Jacobs
Kristin Jacobs, Assistant Treasurer

Signature Page